UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 20, 2006 (September 19, 2006)
Date of Report (Date of earliest event reported)
STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)
Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
14040 Park Center Road
Herndon, Virginia 20171
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (703) 674-5500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Explanatory Note
This Amendment No. 1 to Form 8-K is being filed by SteelCloud Inc. (the “Company”) to amend the Company’s Form 8-K filed on September 19, 2006 (the “Previous 8-K”). The Previous 8-K was filed with the wrong Exhibit 99.1, which was inadvertently submitted with that filing. This Amendment No. 1 reflects the refiling of the Previous 8-K in its entirety with the correct Exhibit 99.1.
Forward-Looking Statements
Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding SteelCloud's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render SteelCloud’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause SteelCloud's actual results to differ from management's current expectations are contained in SteelCloud's filings with the Securities and Exchange Commission. SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.
Item 2.02. Results of Operations and Financial Condition.
On September 13, 2006, SteelCloud, Inc. (“SteelCloud”) issued a press release relating to its financial results for its 2006 third quarter, which ended July 31, 2006, and to announce a conference call relating to these financial results held on September 14, 2006. A copy of the press release is attached as Exhibit 99.1 and a copy of the transcript of the conference call is attached as Exhibit 99.2.
The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Steelcloud under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Press Release issued by SteelCloud, Inc., dated September 13, 2006, entitled "SteelCloud Announces Fiscal Third Quarter Results. Turnaround Implementation Plan on Schedule."
99.2	Transcript of SteelCloud Earnings Conference Call First Quarter 2006, held on September 14, 2006.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.
STEELCLOUD, INC.
By:	/s/ Clifton W. Sink
Clifton W. Sink, Chief Executive Officer
September 20, 2006
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EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Issued by SteelCloud, Inc., dated September 13, 2006, entitled "SteelCloud Announces Fiscal First Quarter Results. Turnaround Implementation Plan on Schedule."
99.2	Transcript of SteelCloud Earnings Conference Call Third Quarter 2006, held on September 14, 2006.